                                                                   EXHIBIT 10.12

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") dated as of November 24, 1998, is entered into by and between Fresh Enterprises, Inc., a California corporation (the "Company"), and Greg Dollarhyde ("Executive").

                                   WITNESSETH:
                                   ----------

     WHEREAS, the Company and its subsidiaries ("Subsidiaries") are engaged
                                                 ------------
primarily in the business of operating and franchising quick service restaurants (the "Business");
      --------

     WHEREAS, Executive is familiar with the administration and management of the Business;

     WHEREAS, Executive, during the course of his employment by the Company, will receive confidential information and trade secrets of the Company and its Subsidiaries; and

     WHEREAS, Executive and the Company desire to enter into an agreement providing for employment by the Company of Executive in the position of President and Chief Executive Officer upon the terms provided herein.

                                   AGREEMENT:
                                   ---------

     NOW THEREFORE, in consideration of the foregoing and the mutual promises and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Employment. During the Employment Period (as defined in Section 2) the
        ----------
Company hereby employs Executive and Executive hereby accepts employment as President and Chief Executive Officer of the Company in accordance with Section 3 hereof.

     2. Term. The term of this Agreement shall commence on the date first
        ----
written above, and shall expire one day before the fourth anniversary of the date hereof, unless sooner terminated in accordance with the provisions of
Section 6 hereof; provided, however, that assuming the parties have reached
                  --------  -------
agreement with respect to compensation in accordance with Section 4 hereof, the term of this Agreement shall be automatically extended each year for an additional one (1) year period unless either party notifies the other in writing at least sixty (60) days prior to the date on which the term would otherwise expire that such party will not renew the term of employment. The period from the commencement of the term of this Agreement to the date of its expiration or sooner termination shall be considered to be the "Employment Period" hereunder. Each twelve-month period beginning on the date hereof or any anniversary thereof shall be referred to herein as an "Employment Year."

     3. Duties. During the Employment Period, Executive shall be a full-time
        ------
employee of the Company. Subject to the authority of the Board of Directors, Executive shall, as President and Chief Executive Officer of the Company, direct and supervise the management, officers, business and affairs of the Company and perform such other duties commensurate with his offices and as shall be reasonably directed by the Board of Directors of the Company. During the Employment Period, Executive shall perform his duties hereunder in a diligent manner, subject to the provisions of this Section 3; shall be a full-time employee of the Company, devoting such amount of his business time, attention and efforts to the affairs of the Company within the scope of his employment as is reasonably necessary for the proper rendition of said service; and shall use his best efforts to promote the best interests of the Company. Executive's services shall be rendered when and as required by the Company's Board of Directors and in accordance with its instructions, directions and control.

     4. Compensation.
        ------------

        a.  Base Salary. During the first Employment Year, the Company shall pay
            -----------
to Executive compensation equal to an annual base salary at the rate of Two Hundred Twenty Thousand Dollars ($220,000) per annum, prorated for any partial employment year, payable in accordance with Company policy in arrears. During the second Employment Year, the Company shall pay to Executive compensation equal to an annual base salary at the rate of Two Hundred Thirty Five Thousand Dollars ($235,000) per annum, prorated for any partial employment year, payable in accordance with Company policy in arrears. During the third Employment Year, the Company shall pay to Executive compensation equal to an annual base salary at the rate of Two Hundred Fifty Thousand Dollars ($250,000) per annum, prorated for any partial employment year, payable in accordance with Company policy in arrears. During the fourth (4th) employment year, Executive shall be paid an annual base salary at a rate to be agreed to between the Board of Directors of the Company and the Executive; provided, however, in the event that the Board of Directors and the Executive shall be unable to reach an agreement on the base salary rate for the fourth year prior to the third anniversary of the date hereof, the base annual salary for the fourth Employment Year shall be equal to an annual base rate of Two Hundred Fifty Thousand Dollars ($250,000) per annum, prorated for any partial employment year, payable in accordance with Company policy in arrears. If the Employment Period is extended pursuant to Section 2, Executive shall be paid an annual base salary for each additional Employment Year at a rate to be agreed to between the Board of Directors of the Company and the Executive. Each annual base salary rate listed above or determined by the Board of Directors of the Company at some later date, as well as the base salary rate for any consecutive twelve-month period, shall be refereed to herein as a "Base Salary Rate."

        b.  Performance Bonus. At the end of each calendar year commencing with
            -----------------
the year ending December 31, 1999, Executive shall be entitled to a bonus (a "Performance Bonus") based upon the performance of the Company during that calendar year. If the Company performed at a level less than ninety percent (90%) of budgeted EBITDA as set forth on Schedule 1 attached hereto ("Budgeted
                                         ----------
EBITDA"), the Executive may receive a Performance Bonus, if any, in an amount determined by the Board of Directors in its sole discretion. If the Company performed at a level equal to or greater than ninety percent (90%) of Budgeted EBITDA but less than one hundred and twenty percent (120%) of Budgeted EBITDA for such calendar year, the Executive shall receive a bonus equal to fifty percent (50%) of the Base Salary Rate for such calendar year. If the Company performed at a level equal to or greater than one hundred and twenty percent (120%) of Plan for such calendar year, the Executive shall receive a bonus equal to one hundred percent (100%) of the Base Salary Rate for such calendar year. Such Performance Bonus, if any, shall be paid to Executive as soon as practicable after the delivery to the Company by independent auditors of annual audited financial statements.

        c.  Stock Options and Restricted Shares. Executive shall receive options
            -----------------------------------
to purchase shares of common stock of the Company pursuant to the Stock Option Agreement attached hereto as Exhibit A. Executive shall also receive restricted
                             ---------
shares of common stock of the Company pursuant to the Restricted Stock Agreement attached hereto as Exhibit B. In addition, on each anniversary date of this
                   ---------
agreement during the Employment Period, beginning on the first anniversary date, Executive shall receive a grant of options to purchase .4% (four-tenths of one percent) of the primary shares of the Company's common stock outstanding on the date of grant, which options shall, to the fullest extent permitted by law, be intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended. Such options shall be fully vested and exercisable on the date of grant and shall have an exercise price equal to the fair market value of the common stock on the date of grant. Each such grant shall be made pursuant to the Company's 1998 Stock Plan and an option agreement reasonably agreed to between the Company and the Executive.

        d.  Reimbursement for Expenses. In accordance with the Company's current
            --------------------------
policies, the Company shall reimburse Executive for all expenses necessarily and reasonably incurred by Executive in connection with the business of the Company, against presentation of proper receipts or other proof of expenditure, and subject to such reasonable guidelines or limitations provided to Executive, and which are to be applied prospectively only as the Board of Directors of the Company or the Compensation Committee thereof may impose. In addition, the Company shall reimburse Executive for all interest payments made by the Executive to the Company pursuant to the Promissory Note dated as of the date hereof, with such reimbursements being "grossed-up" to reflect the highest marginal federal and California state tax rates on ordinary income (taking into account the deductibility of Executive's state income taxes paid from Executive's taxable income for federal income tax purposes).

     5. Benefits. During the Employment Period, Executive shall be entitled to:
        --------

        a.  reasonable paid vacations of two weeks per year and sick leave as made generally available to the senior executives of the Company in accordance with the Company's current policies;

        b.  term life insurance coverage paid by the Company equal to $500,000;

        c. fully paid, first dollar comprehensive health insurance coverage paid by the Company for both Executive and his immediate family, inclusive of all deductibles, in accordance with the Company's current policies;

        d. a leased automobile for business use, together with automobile insurance, maintenance and gasoline provided for by the Company; and

        e. such other benefits as are provided to the employees of the Company in accordance with the Company's current policies.

     6. Termination.
        -----------

        a.  Executive's employment hereunder shall terminate upon the earlier of
(i) the expiration of the Employment Period, (ii) the death of Executive, (iii) the expiration of

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a continuous period of 120 days during which Executive is unable to perform his assigned duties due to physical or mental incapacity, (iv) termination by the Company due to "just cause", (v) termination by Executive due to a material breach of this Agreement by the Company, or (vi) termination by the Company without just cause. The exercise of the right of the Company or Executive to terminate this Agreement pursuant to clause (iv), (v) or (vi) hereof, as the case may be, shall not abrogate the rights and remedies of the terminating party in respect of the breach giving rise to such termination. "Just cause" hereunder shall be defined and limited to mean:

          (A) Executive's willful refusal, after written notice thereof (and after a reasonable time following such written notice to cure any failure to perform specific duties as set forth herein), to perform specific directives of the Board of Directors which are consistent with the scope and nature of Executive's duties and responsibilities as set forth herein;

          (B) Executive's (i) conviction or the entry of a pleading of guilty or nolo contendere by the Executive for, a felony or any crime involving moral turpitude, fraud, or misrepresentation, (ii) conviction or the entry of a pleading of guilty or nolo contendere by the Executive for an act of theft, larceny, embezzlement, fraud or material intentional misappropriation from or with respect to the Company, (iii) dishonest statements or intentional misrepresentations to the Board of Directors or (iv) breach of his fiduciary duties under California law as an officer of the Company;

          (C) Executive's commission of any act of gross negligence or willful misconduct which in the good faith opinion of the Board of Directors has resulted in a material adverse effect on the business or business prospects of the Company; and

          (D) any breach by Executive of the provisions of this Agreement, including, without limitation, the restrictive covenants contained in
     Section 8 hereof.

Any decision to terminate Executive for "just cause" pursuant to this Section 6 shall require the approval of (i) the holders of the Company's Series A Convertible Preferred Stock pursuant to Section 6(c)(ix) of the Company's Certificate of Determination for the Series A Convertible Preferred Stock and
(ii) a majority of the directors on the Board of Directors.

          b. In the event of any dispute regarding the existence of Executive's incapacity hereunder, the matter will be resolved by the determination of a majority of three physicians qualified to practice medicine in California, one to be selected by each of Executive and the Board of Directors of the Company and the third to be selected by the two designated physicians. For this purpose, Executive will submit to appropriate medical examinations. If Executive's employment hereunder is terminated pursuant to Section 6(a)(i), (ii) or (iii), Executive shall be entitled to receive no compensation after the date of termination of Executive's employment hereunder other than the portion of his salary and bonus provided for in Section 4 accrued prior to the effective date of such termination of Executive's employment hereunder. If Executive's employment hereunder is terminated pursuant to Section 6(a)(iv), all options to acquire shares of the capital stock of the Company granted to Executive prior to such termination which have not vested prior to such termination shall be forfeited by Executive in a manner consistent with the terms of the option agreements for such options attached hereto as

Exhibit A; in addition, Executive shall be entitled to receive compensation for
---------
three months at the Base Salary Rate in effect at the time of termination, with all such payments to be made on the same schedule as if the Executive were still employed by the Company. If Executive's employment hereunder is terminated pursuant to Section 6(a)(v) or (vi), all options to acquire shares of capital stock of the Company granted to Executive prior to such termination date which shall not have vested as of the next vesting date as set forth in Executive's option agreement, shall be forfeited by Executive in a manner consistent with the terms of the option agreement for such options attached hereto as Exhibit A;
                                                                      ---------
in addition, if terminated pursuant to Section 6(a)(v) or (vi), Executive shall be entitled to receive twenty-four months worth of compensation at the Base Salary Rate in effect at the time of termination (the "Severance Amount"), to be paid to Executive over a one year period on the same schedule as if the Executive were employed by the Company; provided, however, in the event that the
                                        --------  -------
Company experiences a change of control, Executive shall be entitled to receive the entire unpaid portion of the Severance Amount in one lump-sum payment to be paid to Executive immediately upon such change of control.

        c.  Termination Obligations. Upon the termination of the Executive's
            -----------------------
employment pursuant to Section 6(a) hereof, the Company and the Executive shall enter into the consulting agreement (the "Consulting Agreement") attached hereto as Exhibit C pursuant to which the Company shall engage the consulting services
   ---------
of the Executive as an independent contractor to the Company in accordance therewith.

        d.  Indemnification. Executive shall be indemnified and held harmless by
            ---------------
the Company to the same extent as all other officers and directors of the Company, but in no event shall the Company indemnify the Executive for acts of gross negligence or willful misconduct.

     7. Relocation Expenses. The Company shall pay directly or reimburse
        -------------------
Executive for all reasonable moving and transportation expenses associated with relocating from Seattle, Washington to the Los Angeles metropolitan area, including out-of-pocket expenses (not to exceed $40,000) related to the purchase of a home in the Los Angeles metropolitan area, and a mortgage origination fee related to the purchase of a home in the Los Angeles metropolitan area not to exceed one percentage point of the principal amount of the related mortgage loan; provided, however, the relocation expenses set forth in this Section 7
      --------  -------
shall not include any expenses associated with selling Executive's home in Seattle, Washington. To the extent that any relocation expenses are included in Executive's federal or state taxable income, the reimbursements to the Executive for such expenses shall be "grossed-up" to reflect the highest marginal federal and California state tax rates on ordinary income (taking into account the deductibility of Executive's state income taxes paid from Executive's taxable income for federal income tax purposes)

     8. Restrictive Covenant.
        --------------------

        a.  Acknowledgments. Executive acknowledges and agrees that (i) the
            ---------------
services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary and intellectual character and (ii) the provisions of this Section 8 are reasonable and necessary to protect the Company's Confidential Information (as defined below) and trade secrets.

         b.  Nondisclosure. Executive has, and during the Employment Period will
             -------------
have, access to confidential information and trade secrets of the Company (the "Confidential Information") including, among other things:

         (i) financial information, such as the Company's earnings, assets, debts, prices, pricing structure, volumes of purchases or sales or other financial data, whether relating to the Company generally, or to particular Company products, services, geographic areas, or time periods;

         (ii) supply and services information, such as goods and services used in the Company's business, suppliers' names and addresses, terms of supply or service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of a particular supplier, though generally known or available, yields advantages to the Company, the details of which are not generally known;

         (iii) marketing information, such as details about on-going or proposed marketing programs or agreements by or on behalf of the Company, sales forecasts or results of marketing efforts or information about impending transactions, including information concerning possible locations for a new Company business location;

         (iv) personnel information, such as employee compensation or other terms of employment;

         (v) customer information, such as any compilation of past, existing or prospective customers, customers' proposals or agreements between customers and the Company, status of customers' accounts or credit, or related information about actual or prospective customers;

         (vi) product information, including, but without by way of limitation, recipes, and baking information; and

         (vii) the Company's procedures, systems, policies and processes of operation.

     Executive acknowledges and agrees that all Confidential Information known or obtained by Executive, whether before or after the date hereof, is the exclusive property of the Company. Therefore, Executive shall at all times during the Employment Period and thereafter hold in strictest confidence any and all Confidential Information that may have come or may come into Executive's possession or within Executive's knowledge. Executive agrees that neither he nor any person or entity, directly or indirectly, controlled by or under common control with the Executive (an "Affiliate") will for any reason, except in the course of performing his duties hereunder with the Company's express written consent, for himself or any other person, use or disclose to anyone, exclusive of Company employees, agents, or independent consultants to the Company or any of its subsidiaries or Affiliates of the Company, any Confidential Information; provided, however, that Executive may disclose Confidential Information which
--------  -------
(i) have become generally available to the public other than as a result of a breach of this Agreement by Executive or (ii) Executive is compelled to disclose pursuant to an order by a court of competent jurisdiction, provided, that, if Executive is so required to disclose any Confidential Information by court order, Executive shall provide advance written notice to the Company, to the extent possible, to allow the Company to seek an appropriate protective order therefor. Executive agrees that, upon termination of the Employment Period, all Confidential Information in his possession or control that is in written, electronic or other tangible form (together with all copies or duplicates thereof; including computer files) shall be returned to the Company and shall not be retained by Executive or furnished to any third party, in any form.

        c.  Non-Solicitation of Employees. In addition, Executive hereby agrees
            -----------------------------
that from the date hereof and continuing for a period of one (1) year following the termination of this Agreement for whatever reason (the "Non-Compete Period"), Executive will not, and will cause his Affiliates not to, directly or indirectly, solicit or hire for employment any person who was employed by the Company or any Subsidiary at any time within one (1) year prior to the time of the act of solicitation.

        d.  Non-competition. Executive agrees that during a one (1) year period
            ---------------
following the termination of this Agreement, neither Executive nor any Affiliate of Executive will, directly or indirectly: (i) become a stockholder, director, officer, agent, partner or employee of, or otherwise hold any ownership interest in, any person, firm or entity engaged in any Competitive Business (as defined below), engage as a sole proprietor in any Competitive Business, act as a consultant to or assist any of the foregoing or otherwise engage or participate in any Competitive Business (ii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company or any Subsidiary which were contacted, solicited or served by the Executive while employed by the Company or any Subsidiary or learned of by the Executive as a result of his employment by the Company or any Subsidiary; or
(iii) interfere in any manner in the relationships between the Company and its supplier or (iv) disparage the Company or any Subsidiary, or any of their respective shareholders, directors, officers, employees or agents; provided,
                                                                   --------
however, that the foregoing shall not prohibit the ownership by Executive of
-------
less than three percent (3%) of the outstanding shares of the stock of any corporation engaged in any Competitive Business, which shares are regularly traded on a national securities exchange or in any over-the-counter market. For the purpose hereof, "Competitive Business" means the ownership, operation, development, franchise or management of Mexican quick service restaurants within the United States that compete with the Company in theme, menu or design at the time of termination of this Agreement. Executive further agrees that, during a one (1) year period following the termination of this Agreement, Executive shall, within ten days after accepting any employment, whether as an employee, director, consultant or advisor, advise the Company of the identity and contact information of any employer of Executive. Executive agrees that the Company may, in the event that the Company reasonably believes that Executive's new employment may violate the terms of this Section 8, serve notice upon each such employer that the Executive is bound by this Agreement and furnish each such employer with a copy of this Agreement or relevant portions thereof. The Company agrees not to disparage the Executive during the term of this Agreement.

        e.  Consideration, Relief, Reformation; Severability. The Company has
            ------------------------------------------------
specifically bargained for the covenants set forth in this Section 8 in consideration for the compensation, experience, and information that Executive will gain or receive in connection with his employment by the Company. Executive agrees that the covenants set forth herein will not preclude Executive from engaging in any lawful profession, trade or business or from being gainfully employed necessary to provide Executive, his family members and dependents a standard of living to which he and they have been accustomed and may expect. Executive acknowledges and agrees that the restrictive covenants in this Section 8 have been specifically negotiated, are reasonable in all respects, including, without limitation, their geographic scope and duration, and may be enforced by specific performance or otherwise. Executive shall not raise any issue of reasonableness as a defense in any proceeding to enforce any of such covenants. Notwithstanding the foregoing, in the event that a covenant included in this Agreement shall be deemed by any court to be unreasonably broad in any respect, it shall be modified or limited in its geographic scope, duration or otherwise to the extent necessary to make it reasonable while preserving its restrictive nature to the maximum degree possible and shall be enforced accordingly; provided, however, that, if,
                                            --------  -------
notwithstanding the foregoing, a court of competent jurisdiction shall hold any of the covenants contained in Subsections (a), (b) and (c) to be unenforceable (as so modified), then the unenforceable covenant shall be deemed eliminated from the provisions of this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining covenants to be enforced so that the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby.

        f.  Remedies. Executive acknowledges that any material breach of this
            --------
Section 8 will cause irreparable harm to the Company, that such harm will be difficult if not impossible to ascertain, and that the Company shall be entitled to equitable relief, including injunction, against any actual or threatened breach hereof, without bond and without liability should such relief be denied, modified or vacated. Neither the right to obtain such relief nor the obtaining of such relief shall be exclusive of or preclude the Company from any other remedy.

     9. Dispute Resolution.
        ------------------

        a.  Procedures and Scope of Arbitration. Except for any controversy or
            -----------------------------------
claim seeking equitable relief pursuant to Section 8 of this Agreement or where this Agreement explicitly requires a determination by a court of competent jurisdiction, all controversies and claims arising under or in connection with this Agreement or relating to the interpretation, breach or enforcement thereof and all other disputes between the parties, shall be resolved by expedited, binding arbitration, to be held in California in accordance with the National Rules of the American Arbitration Association governing employment disputes (the "National Rules"). In any proceeding relating to the amount owed to Executive in connection with his termination of employment, it is the contemplation of the parties that the only remedies the arbitrator may award in such proceeding is:
(i) as amount equal to the severance payments, if any, required to be provided under the applicable provisions of Section 6(b) hereof, to the extent not previously paid, and (ii) reasonable legal fees and expenses to be paid as set forth in Section 9(b) hereof. Any award made by such arbitrator shall be final, binding and conclusive on the parties for all purposes, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

        b.  Attorney's Fees. The party against whom an arbitrator enters an
            ---------------
adverse finding pursuant to subsection (a) above shall pay the reasonable legal fees and expenses of the prevailing party.

         10. Developments. Executive hereby assigns to the Company his entire
             ------------
right, title and interest in all know how, discoveries and improvements, customer lists, trade secrets and ideas, writings and copyrightable material, which may be conceived by Executive or developed or acquired by him during the term of this Agreement, which may pertain directly to the Company's business. Executive agrees to promptly and fully disclose in writing all such developments no less than semi-annually. Executive will, upon the Company's request, execute, acknowledge and deliver to the Company all instruments and do all other acts which are necessary or desirable to entitle the Company to all rights in the foregoing and enable the Company to file and prosecute applications for, and to acquire, maintain and enforce all letters, trademark registrations or copyrights with respect to the foregoing in all countries.

         11. Insurance. The Company may, at its election and for its benefit,
             ---------
insure Executive against disability, accidental loss or death, and Executive shall submit to such reasonable physical examination and supply such information as may be reasonably required in connection therewith. In addition, as soon as practicable after the date hereof, the Company shall use its best efforts to obtain for the benefit of Executive "Directors and Officers" and "Errors and Omissions" insurance policies at a reasonable cost as determined by the Board of Directors.

         12. Assignment. The rights and benefits of Executive hereunder are not
             ----------
assignable whether by voluntary or involuntary assignment or transfer. This Agreement shall be binding upon and inure to the benefit of the successors of the Company and shall be assignable by the Company only to the entity acquiring substantially all of the assets of the Company.

         13. Waiver of Breach. A waiver by the Company or Executive of a breach
             ----------------
of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         14. Entire Agreement. This instrument contains the entire agreement of
             ----------------
the parties with respect to the subject matter hereof and supersedes any prior agreements of the parties with respect to the subject matter hereof. It may be changed only by an agreement in writing signed by a party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

         15. Applicable Law. The terms and conditions of this Agreement shall be
             --------------
governed by and construed in accordance with the laws of the State of California.

         16. Conflicts. To the extent any term or condition of any agreement to
             ---------
which Executive is a party or is bound conflicts with any term or condition herein, the term or condition herein shall control.

                                   EXHIBIT A

                             FRESH ENTERPRISES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

     THIS AGREEMENT, dated November 24, 1998 (the "Grant Date") is made by and between Fresh Enterprises, Inc., a California corporation hereinafter referred to as the "Company," and Greg Dollarhyde, an Employee of the Company or a Subsidiary of the Company, hereinafter referred to as the "Optionee" or the "Employee."

     WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Common Stock, no par value; and

     WHEREAS, the Company wishes to carry out the 1998 Fresh Enterprises, Inc. Stock Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Option;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

Section 1.1. Acceleration Event.
-----------  ------------------

     "Acceleration Event" shall mean any of the following transactions:

     (a) a "Qualified Initial Public Offering" as defined in the Shareholders' Agreement or the consummation of any initial public offering of Common Stock in which the holders of Series A Stock receive proceeds of at least $10 million; or

     (b) a "Change of Control" as defined in the Shareholders' Agreement; or

     (c) the consummation of a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent

(either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute an Acceleration Event; or

     (d) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets.

Section 1.2. Board
-----------  -----

     "Board" shall mean the Board of Directors of the Company.

Section 1.3. Code
-----------  ----

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4. Committee
-----------  ---------

         "Committee" shall mean the Board or the Committee appointed to administer the Plan with respect to Options granted to Employees, as provided in
Section 10.1 of the Plan.

Section 1.5. Company
-----------  -------

     "Company" shall mean Fresh Enterprises, Inc., a California corporation.

Section 1.6. Director
-----------  --------

     "Director" shall mean a member of the Board.

Section 1.7. DRO
-----------  ---

     "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Optionee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 1.8. Employment Agreement
-----------  --------------------

     "Employment Agreement" shall mean that certain Employment Agreement dated as of November 24, 1998 by and between the Company and the Optionee, as in effect from time to time.

Section 1.9. Exchange Act
-----------  ------------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.10. Option
------------  ------

     "Option" shall mean the Non-Qualified Stock Option to purchase Common Stock of the Company granted under this Agreement, which Option is not intended to qualify as an "incentive stock option" under Code Section 422.

Section 1.11. Plan
------------  ----

     "Plan" shall mean the 1998 Fresh Enterprises, Inc. Stock Plan.

Section 1.12. Rule 16b-3
------------  ----------

     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.13. Secretary
------------  ---------

     "Secretary" shall mean the Secretary of the Company.

Section 1.14. Securities Act
------------  --------------

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.15. Series A Stock
------------  --------------

     "Series A Stock" shall mean the Series A Convertible Preferred Stock of the Company, par value $0.01 per share, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

Section 1.16. Shareholders' Agreement
------------  -----------------------

     "Shareholders' Agreement" shall mean that certain Shareholders' Agreement dated as of November 24, 1998 by and among the Company, the Optionee and the other holders of the issued and outstanding capital stock of the Company listed on Schedule A thereto, as in effect from time to time.

Section 1.17. Subsidiary
------------  ----------

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.18. Termination of Employment
------------  -------------------------

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, with or without "just cause" (as defined in the Employment Agreement), including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of the Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former Employee. All determinations as to the effect of any Termination of Employment shall be as set forth in this Agreement; provided, however, that all determinations as to the type of, or reason for, any Termination of Employment shall be made in accordance with the terms of the Employment Agreement.

                                   ARTICLE II.
                                 GRANT OF OPTION
                                 ---------------

Section 2.1. Grant of Option
-----------  ---------------

     In consideration of the Optionee's agreement to render faithful and efficient services to the Company and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of 130,844 shares of its no par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2. Purchase Price
-----------  --------------

     The purchase price of the shares of stock covered by the Option shall be $6.80 per share without commission or other charge, which price the Committee has determined to be not less than the Fair Market Value thereof on the date hereof.

Section 2.3. Consideration to Company
-----------  ------------------------

     In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, as set forth in the Employment Agreement. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the absolute rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without just cause, except to the extent expressly provided otherwise in the Employment Agreement or other written agreement between the Company and the Optionee.

Section 2.4. Adjustments in Option
-----------  ---------------------

     The Committee may make adjustments with respect to the Option in accordance with the provisions of Section 11.3 of the Plan.

                                  ARTICLE III.
                            PERIOD OF EXERCISABILITY
                            ------------------------

Section 3.1. Commencement of Exercisability
-----------  ------------------------------

     (a) Subject to subsections (b), (c) and (d) below, and Section 3.3, the Option shall become exercisable in three cumulative installments as follows:

          (i) The first installment shall consist of 52,337 shares covered by the Option and shall become exercisable on the second anniversary of the Grant Date.

          (ii) The second installment shall consist of 39,253 shares covered by the Option and shall become exercisable on the third anniversary of the Grant Date.

          (iii) The third installment shall consist of 39,253 shares covered by the Option and shall become exercisable on the fourth anniversary of the Grant Date.

     (b) Except as provided in subsection (c), no portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

     (c) Notwithstanding subsections (a) and (b), in the event of the Optionee's Termination of Employment by reason of termination by the Company without "just cause" (as defined in the Employment Agreement) or by the Optionee due to a material breach by the Company of the Employment Agreement, the first installment specified in subsection (a), if any, that would otherwise become exercisable following the date of Termination of Employment shall become exercisable on the date of such Termination of Employment and, if the date of Termination of Employment is within 90 days prior to the date such installment would have otherwise become exercisable, then the second installment specified in subsection (a), if any, that would otherwise become exercisable following the date of Termination of Employment shall also become exercisable on the date of such Termination of Employment.

     (d) Notwithstanding subsection (a), upon the occurrence of the first Acceleration Event as of which the Optionee remains continuously employed by the Company from the Grant Date, the Option shall become exercisable in full provided it has not otherwise expired as of such date.

Section 3.2. Duration of Exercisability
-----------  --------------------------

     The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3. Expiration of Option
-----------  --------------------

     The Option may not be exercised to any extent by anyone after the first to occur of the following events:

     (a) The expiration of ten (10) years from the date the Option was granted;
or

     (b) The expiration of three (3) months from the date of the Optionee's Termination of Employment.

                                   ARTICLE IV.
                               EXERCISE OF OPTION
                               ------------------

Section 4.1. Person Eligible to Exercise
-----------  ---------------------------

     During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2. Partial Exercise
-----------  ----------------

     Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however,
                                                          -----------------
that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

Section 4.3. Manner of Exercise
-----------  ------------------

     The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when the Option or such portion becomes unexercisable:

     (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and

     (b) (i) Full cash payment to the Secretary of the Company for the shares with respect to which such Option or portion is exercised; or

          (ii) With the consent of the Committee, through the delivery of property of any kind which constitutes good and valuable consideration or other manner of payment provided in Section 6.2(e) of the Plan; or

          (iii) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i) and (ii); provided, however, that (except as set forth below) on and after the date of Termination of Employment payment for the shares with respect to which the Option or a portion thereof is exercised must be made in cash; and provided, further, that notwithstanding the foregoing, in the event of the Optionee's Termination of Employment by the Company without "just cause" or by the Optionee due to a material breach by the Company of the Employment Agreement (pursuant to Section 6(c)(v) or (vi) of the Employment Agreement, payment of the exercise price may be made, without prior consent of the Committee, in any manner provided in Section 6.2(e) of the Plan; and

     (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its reasonable discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of the Shareholders' Agreement and this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

     (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; provided, that prior to the date of Termination of Employment, with the consent of the Committee, shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer, with a Fair Market Value on the date of delivery equal to the sums required to be withheld, may be used to make all or part of such payment; and

     (e) In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4. Conditions to Issuance of Stock Certificates
-----------  --------------------------------------------

     The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; and

     (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option.

Section 4.5. Rights as Shareholder
-----------  ---------------------

     The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until the Holder shall have paid to the Company the Option exercise price and applicable withholding tax.

                                   ARTICLE V.
                                OTHER PROVISIONS
                                ----------------

Section 5.1. Administration
-----------  --------------

     The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. In the event of any inconsistency between this Agreement and the Employment Agreement, the terms of the Employment Agreement shall govern.

Section 5.2. Option Not Transferable
-----------  -----------------------

     Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 5.3. Shares to Be Reserved
-----------  ---------------------

     The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4. Shares Subject to Plan and Shareholders' Agreement
-----------  --------------------------------------------------

     The Optionee acknowledges that all shares acquired upon exercise of the Option are subject to the terms of the Plan and the Shareholders' Agreement.

Section 5.5. Notices
-----------  -------

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service; provided,
                                                                 --------
however, that any notice to be given by the Optionee relating to the exercise of
-------
the Option or any portion thereof shall be deemed duly given upon receipt by the Secretary or his or her office.

Section 5.6. Titles
-----------  ------

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.7. Construction
-----------  ------------

     This Agreement shall be administered, interpreted and enforced under the internal laws of the state of California without regard to conflicts of laws thereof.

Section 5.8. Conformity to Securities Laws
-----------  -----------------------------

     The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.9. Amendments
-----------  ----------

     This Agreement and the Plan may be amended without the consent of the Optionee, provided that no amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.

Section 5.10. Section 162(m); Section 11.7 of the Plan
------------  ----------------------------------------

     The parties hereby acknowledge and agree that without the consent of the Holder no modifications or restrictions to the provisions in this Agreement may be made on account of Section 162(m) of the Code which would adversely affect any rights of the Holder hereunder.

The parties hereto further acknowledge and agree that Section 11.7 of the Plan shall not apply to the Option.

                            [signature page follows]

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.








                                                     FRESH ENTERPRISES, INC.

                                                     ___________________________
                                                     By:    Frank M. Vest, Jr.
                                                     Its:   Secretary
/s/ Greg Dollarhyde
----------------------------------
Greg Dollarhyde, Optionee

4623 Forest Ave.
----------------------------------

Mercer IS. Wa. 98040
----------------------------------
Address

Optionee's Taxpayer
Identification Number:  ###-##-####
                      -----------------

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                                     FRESH ENTERPRISES, INC.

                                                     /s/ Frank M. Vest, Jr.
                                                     ---------------------------
                                                     By:    Frank M. Vest, Jr.
                                                     Its:   Secretary


__________________________________
Greg Dollarhyde, Optionee


__________________________________


__________________________________
Address

Optionee's Taxpayer
Identification Number:_________________

                                    EXHIBIT B

                       RESTRICTED STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of November 24, 1998 by and between Fresh Enterprises, Inc., a California corporation (the "Company"), and Greg Dollarhyde, an Employee of the Company (the "Holder").

                                    RECITALS

         WHEREAS, the Company has established the 1998 Stock Plan of Fresh Enterprises, Inc. (as amended, the "Plan"); and

         WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

         WHEREAS, the Plan provides for the issuance of shares of the Company's Common Stock (as defined herein) subject to certain restrictions thereon; and

         WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and in the best interest of the Company and its shareholders to grant Restricted Stock to the Holder as provided for herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.
                                   DEFINITIONS

         Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Plan.

         1.1  Acceleration Event. "Acceleration Event" shall mean any of the
              ------------------
following transactions:

              (a) a "Qualified Initial Public Offering" as defined in the Shareholders' Agreement or the consummation of any initial public offering of Common Stock in which the holders of Series A Stock receive proceeds of at least $10 million; or

              (b) a "Change of Control" as defined in the Shareholders' Agreement; or

              (c) the consummation of a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company

(or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute an Acceleration Event; or

              (d) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets.

         1.2  Board. "Board" shall mean the Board of Directors of the Company.
              -----

         1.3  California Securities Act. "California Securities Act" shall mean
              -------------------------
the California Corporate Securities Law of 1968, as amended.

         1.4  Code. "Code" shall mean the Internal Revenue Code of 1986, as
              ----
amended.

         1.5  Committee. "Committee" shall mean the Compensation Committee of
              ---------
the Board, or another committee or subcommittee of the Board, appointed to administer the Plan, unless the Board has assumed the authority for administration of the Plan generally as provided in the Plan.

         1.6  Common Stock. "Common Stock" shall mean the Common Stock of the
              ------------
Company, no par value per share.

         1.7  Company. "Company" shall mean Fresh Enterprises, Inc., a
              -------
California corporation.

         1.8  Director. "Director" shall mean a member of the Board.
              --------

         1.9  Employee. "Employee" shall mean any officer or other employee (as
              --------
defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

         1.10 Employment Agreement. "Employment Agreement" shall mean that
              --------------------
certain Employment Agreement dated as of November 24, 1998 by and between the Holder and the Company, as in effect from time to time.

         1.11 Exchange Act. "Exchange Act" shall mean the Securities Exchange
              ------------
Act of 1934, as amended.

         1.12 Fair Market Value. "Fair Market Value" of a share of Common Stock
              -----------------
as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

         1.13  Plan. "Plan" shall mean the 1998 Stock Plan of Fresh Enterprises,
               ----
Inc.

         1.14  Repurchase Right. "Repurchase Right" shall mean the right of the
               ----------------
Company to repurchase shares of Restricted Stock as set forth in Section 3.1.

         1.15  Restricted Stock. "Restricted Stock" shall mean the shares of
               ----------------
Common Stock issued under the Agreement.

         1.16  Restrictions. "Restrictions" shall mean the restrictions on sale
               ------------
or other transfer set forth in Section 3.3 and the exposure to forfeiture set forth in Section 3.1.

         1.17  Securities Act. "Securities Act" shall mean the Securities Act of
               --------------
1933, as amended.

         1.18  Shareholders' Agreement. "Shareholders' Agreement" shall mean
               -----------------------
that certain Shareholders' Agreement dated as of November 24,1998 by and among the Company, the Holder and the other holders of the issued and outstanding capital stock of the Company listed on Schedule A thereto, as in effect from time to time.

         1.19  Subsidiary. "Subsidiary" shall mean any corporation in an
               ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.20  Termination of Employment. "Termination of Employment" shall mean
               -------------------------
the time when the employee-employer relationship between the Holder and the Company or any Subsidiary is terminated for any reason, with or without just cause (as defined in the Employment Agreement), including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of the Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. All determinations as to the effect of any Termination of Employment shall be as set forth in the Employment Agreement. Notwithstanding any other provision of the Plan or this Agreement, the Company or any Subsidiary has an absolute and unrestricted right to terminate the Holder's employment at any time for any reason whatsoever, with or without just cause, except to the extent expressly provided otherwise in the Employment Agreement or other written agreement between the Company and the Holder.

                                  ARTICLE II.
                         ISSUANCE OF RESTRICTED STOCK

         2.1  Sale of Stock. The Company hereby agrees to sell to the Holder and
              -------------
the Holder hereby agrees to purchase from the Company an aggregate of 130,844 shares of the Company's Common Stock, no par value per share (the "Restricted Stock"), for an aggregate purchase price of $889,739.20.

         2.2  Payment of Purchase Price. The payment of the purchase price shall
              -------------------------
be by execution by the Holder of a secured promissory note in the form attached hereto as Exhibit A (the "Note") together with a repayment and stock pledge
          ---------
agreement in the form attached hereto as Exhibit B (the "Pledge Agreement").
                                         ---------

                                  ARTICLE III.
           REPURCHASE RIGHT AND OTHER RESTRICTIONS ON RESTRICTED STOCK

         3.1  Repurchase Right. In the event of the Holder's Termination of
              ----------------
Employment for any reason, including by the Company without "just cause" (as defined under the Employment Agreement), before the first anniversary of the date hereof, the Company shall have an irrevocable, exclusive right, but not the obligation, for a period of 90 days from such Termination of Employment to repurchase all or any portion of the Unvested Shares (as defined below in Section 3.2) at the original purchase price per share (the "Repurchase Price"). The Repurchase Right shall be exercisable by the Company by written notice to the Holder or the Holder's executor and shall be payable, at the Company's option, (i) by delivery to the Holder or the Holder's executor with such notice of a check in the amount of the Repurchase Price for the Unvested Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Holder's indebtedness, if any, to the Company equal to the Repurchase Price for the Unvested Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the Repurchase Price times the number of shares to be repurchased (the "Aggregate Repurchase Price"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price in any of the ways described above, the repurchased Restricted Stock shall become available for future grant under the Plan.

         3.2  Release of Shares From Repurchase Right.
              ---------------------------------------

              (a) As of the date of this Agreement, 65,422 shares of the Restricted Stock shall be held free of the Company's Repurchase Right. The remainder of the shares of Restricted Stock shall be released from the Repurchase Right on the first anniversary of the date of this Agreement provided the Holder was continuously employed by the Company as an Employee through such date; provided, however, that upon the occurrence of an Acceleration Event prior to the Holder's Termination of Employment, all of the Restricted Stock shall be released from the Company's Repurchase Right.

              (b) Shares of Restricted Stock which have not been released from the Repurchase Right pursuant to subsection (a) are referred to herein as "Unvested Shares."

         3.3  Restriction on Transfer. The Holder hereby agrees and acknowledges
              -----------------------
that the shares of Restricted Stock are subject to the provisions of the Shareholders' Agreement, including, without limitation, the restrictions on transfer set forth therein. Notwithstanding any provision to the contrary in this Agreement, none of the Restricted Stock or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner other than in accordance with the provisions of this Agreement, the Shareholders' Agreement and the Pledge Agreement.

         3.4  Voting Arrangements. The Holder hereby agrees and acknowledges
              -------------------
that the shares of Restricted Stock are subject to certain restrictions and obligations regarding the voting thereof, as set forth in the Shareholder's Agreement.

                                  ARTICLE IV.
                            REPRESENTATIONS, LEGENDS

         4.1  Investment Representations. In connection with the purchase of the
              --------------------------
Restricted Stock, the Holder represents to the Company the following:

              (a) The Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Restricted Stock. The Holder is purchasing the Restricted Stock for investment for the Holder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

              (b) The Holder understands that the Restricted Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. In this connection, the Holder understands that, in view of the Securities and Exchange Commission ("Commission"), the statutory basis for such exemption may not be present if the Holder's representations meant that the Holder's present intention was to hold the Restricted Stock for a minimum capital gains period under applicable tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

              (c) The Holder further acknowledges and understands that the Restricted Stock must be held indefinitely unless it is subsequently registered under the Securities Act or an exemption from such registration is available. The Holder further acknowledges and understands that except as set forth in that certain Registration Rights Agreement dated as of November 24, 1998 by and among Catterton-Simon Partners III, Grunman Hill III L.P., Oak Investment Partners VIII, Steven Lebow, the Holder, Louis A. Siracusa, James Magglos, Linda Magglos, John Yonkich, the individuals listed on Schedule A attached thereto and the
                                        ----------
Company, as in effect from time to time, the Company is under no obligation to register the Restricted Stock. The Holder understands that the certificate evidencing the Restricted Stock will be imprinted with a legend which prohibits the transfer of the Restricted Stock unless such shares are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

         4.2  Stock Certificate Legends.
              -------------------------

              (a) The share certificate evidencing the Restricted Stock issued hereunder shall be endorsed with the following legends:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF ONE OR MORE AGREEMENTS BETWEEN THE COMPANY AND THE STOCKHOLDER, COPIES OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

              (b) The share certificate evidencing the Restricted Stock issued hereunder shall also be endorsed with any legend required by any applicable state securities laws, including, without limitation, the California Securities Act.

         4.3  Market Stand-Off Agreement. The Holder agrees in connection with
              --------------------------
any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge or otherwise hypothecate or encumber, grant any option for the purchase of, or otherwise dispose of any Restricted Stock (other than those shares included in the registration) without the prior written consent of such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration in the case of a registration for the Company's initial public offering and ninety (90) days from the effective date of such registration in the case of other registrations) as may be requested by such managing underwriters.

         4.4  Adjustment for Stock Split. All references to the number of shares
              --------------------------
of Restricted Stock and the purchase price of the Restricted Stock in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split or stock dividend or other similar change in the Restricted Stock which may be made by the Company after the date of this Agreement.

         4.5  Tax Consequences. The Holder has reviewed with the Holder's own
              ----------------
tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Holder understands that the Holder (and not the Company) shall be responsible for the Holder's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The

Holder understands that Code Section 83 taxes as ordinary income both (i) the difference between the fair market value of the Restricted Stock when the Company granted the Holder the right to purchase the Restricted Stock and the fair market value of the Restricted Stock on the date of this Agreement, and,
(ii) the difference between the amount paid for the Restricted Stock and the fair market value of the Restricted Stock as of the date certain restrictions on the Restricted Stock lapse, unless the Holder properly makes an election to be taxed at the time of purchase pursuant to Code Section 83(b). In this context, "restriction" includes the right of the Company to buy back the Restricted Stock pursuant to the Repurchase Right. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% stockholders also means the period after the purchase of the Restricted Stock during which such officers, directors and 10% stockholders could be subject to suit under Section 16(b) of the Exchange Act.

         THE HOLDER ACKNOWLEDGES THAT IT IS THE HOLDER'S SOLE RESPONSIBILITY
AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER CODE SECTION 83(b), EVEN IF THE HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE HOLDER'S BEHALF.

         4.6  Indemnification; Right to Offset. The Holder hereby agrees to hold
              --------------------------------
the Company, its respective officers, directors, stockholders, agents, employees, subsidiaries, parents, assigns, successors and predecessors (collectively, the "Indemnitees") harmless and indemnify and reimburse the Company and the other Indemnitees for any withholding taxes and interest and penalties, if any, thereon (the "Taxes") with respect to income, if any, recognized by the Holder from the transfer of Restricted Stock described herein. Furthermore, and notwithstanding the foregoing, the Holder hereby agrees and consents to the Company's right to offset and reduce any payment due to or on behalf of the Holder by the amount of the Taxes.

                                   ARTICLE V.
                               GENERAL PROVISIONS

         5.1  Not a Contract of Employment.
              ----------------------------

              (a) Nothing in this Agreement or in the Plan shall confer upon the Holder any right to continue in the employ of the Company or any Subsidiary.

              (b) THE HOLDER ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE REPURCHASE RIGHT PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN "AT WILL" EMPLOYEE OF THE COMPANY OR AS A CONSULTANT (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). THE HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE REPURCHASE RIGHT SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY'S RIGHT TO TERMINATE HOLDER'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT JUST CAUSE.

         5.2  Administration. The Committee shall have the power to interpret
              --------------
the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Holder, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Restricted Stock. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or
Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

         5.3  Escrow. The Secretary of the Company or such other escrow holder
              ------
as the Committee may appoint shall retain physical custody of the certificates representing the Restricted Stock until all of the Restrictions shall lapse or shall have been removed; provided, however, that in no event shall the Holder retain physical custody of any certificates representing Unvested Shares.

         5.4  Governing Law. This Agreement shall be administered, interpreted
              -------------
and enforced under the internal laws of the state of California without regard to conflicts of laws thereof.

         5.5  Entire Agreement. The terms of this Agreement are intended by the
              ----------------
parties to be the final expression of their agreement with respect to the purchase of Restricted Stock by the Holder and may not be contradicted by evidence of any prior or contemporaneous written or oral agreement. This parties hereto further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceeding to vary the terms of this Agreement. In the event of any inconsistency between this Agreement and the Employment Agreement, the terms of the Employment Agreement shall govern.

         5.6  Amendments; Waivers. This Agreement may not be modified, amended
              -------------------
or terminated except by an instrument in writing signed by the Holder and the Company. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

         5.7  Notices. Any notice, demand or request required or permitted to be
              -------
given by either the Company or the Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

         5.8  Assignment. The rights and benefits of the Company under this
              ----------
Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Holder under this Agreement may only be assigned with the prior written consent of the Company and any purported transfer otherwise shall be null and void.

         5.9  Cooperation, Assistance of Counsel.
              ----------------------------------

              (a) The Holder agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

              (b) The Holder has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

         5.10 Section 162(m); Section 11.7 of the Plan. The parties hereby
              ----------------------------------------
acknowledge and agree that without the consent of the Holder no modifications or restrictions to the provisions in this Agreement may be made on account of
Section 162(m) of the Code which would adversely affect any rights of the Holder hereunder. The parties hereto further acknowledge and agree that Section 11.7 of the Plan shall not apply to the Restricted Stock.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

FRESH ENTERPRISES, INC.                     HOLDER:
a California corporation

        /s/ Frank M. Vest, Jr.                   /s/ Greg Dollarhyde
By: _________________________________       By: ________________________________
                                                 Greg Dollarhyde


                Secretary
Title: ______________________________

                                            Address:

                                                4628 Forest Ave
                                            ____________________________________

                                                Mercer Is. WA 98040
                                            ____________________________________

                                    EXHIBIT C

                              CONSULTING AGREEMENT

         This Consulting Agreement (this "Agreement") is dated as of November 24, 1998, between Fresh Enterprises, Inc., a California corporation (the "Company") and Greg Dollarhyde (the "Consultant").

         The parties, intending to be legally bound, agree as follows:

         1. Consulting Agreement. The Company hereby engages the Consultant to
            --------------------
provide services as a consultant to the Company as contemplated in this Agreement, and the Consultant hereby agrees to provide such consulting services on the terms and conditions set forth herein.

         2. Engagement Period. The Consultant hereby agrees to provide the
            -----------------
consulting services contemplated by this Agreement, and the Company hereby agrees to retain the Consultant to provide such services, for a term commencing on the date of this Agreement and ending on the date one day prior to the first anniversary of the date hereof (the "Expiration Date"), unless sooner terminated as hereinafter provided (such period, the "Engagement Period"). The Company may terminate the consulting relationship hereunder without any liability at any time by written notice to Consultant.

         3. Duties and Responsibilities. In his rendering of consulting services
            ---------------------------
for the benefit of the Company hereunder, the Consultant shall from time to time provide the Company, its Board of Directors (the "Board"), its president and its chief executive officer with such advice as any of them may reasonably request in connection with the business and operations of the Company. Consultant shall hold himself available at reasonable times to render such consulting and advisory services as may be assigned to him by the Company or its Board during the term of this Agreement; provided, however, that the services rendered by the
                            --------  -------
Consultant during the term of this Agreement shall not exceed an average of approximately 5 hours for each week or two weeks for each calendar month, and Consultant shall be permitted to render such services within a fifty mile radius of the Company's corporate headquarters.

         4. Compensation. In consideration of the full and faithful performance
            ------------
by the Consultant of his obligations hereunder during the Engagement Period and subject to the terms and conditions set forth herein, the Company shall pay the Consultant compensation equal to $200 per hour, but in no case less than $200 per quarter ("Compensation").

         5. Termination. The Engagement Period shall terminate upon the first to
            -----------
occur of the following events: (i) the death of the Consultant; (ii) the disability of the Consultant; or (iii) the Expiration Date.

         6. Restrictive Covenant.
            --------------------

            a.  Acknowledgments. Consultant acknowledges and agrees that (i) the
                ---------------
services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary and intellectual character and (ii) the provisions of this Section 6 are reasonable and necessary to protect the Company's Confidential Information (as defined below) and trade secrets.

            b.    Nondisclosure. Consultant has, and during the Engagement
                  -------------
Period will have, access to confidential information and trade secrets of the Company (the "Confidential Information") including, among other things:

            (i) financial information, such as the Company's earnings, assets, debts, prices, pricing structure, volumes of purchases or sales or other financial data, whether relating to the Company generally, or to particular Company products, services, geographic areas, or time periods;

            (ii) supply and services information, such as goods and services used in the Company's business, suppliers' names and addresses, terms of supply or service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of a particular supplier, though generally known or available, yields advantages to the Company, the details of which are not generally known;

            (iii) marketing information, such as details about on-going or proposed marketing programs or agreements by or on behalf of the Company, sales forecasts or results of marketing efforts or information about impending transactions, including information concerning possible locations for a new Company business location;

            (iv) personnel information, such as employee compensation or other terms of employment;

            (v) customer information, such as any compilation of past, existing or prospective customers, customers' proposals or agreements between customers and the Company, status of customers' accounts or credit, or related information about actual or prospective customers;

            (vi) product information, including, but without by way of limitation, recipes, and baking information; and

            (vii) the Company's procedures, systems, policies and processes of operation.

         Consultant acknowledges and agrees that all Confidential Information known or obtained by Consultant, whether before or after the date hereof, is the exclusive property of the Company. Therefore, Consultant shall at all times during the Engagement Period and thereafter hold in strictest confidence any and all Confidential Information that may have come or may come into Consultant's possession or within Consultant's knowledge. Consultant agrees that neither he nor any person or entity, directly or indirectly, controlled by or under common control with the Consultant (an "Affiliate") will for any reason, except in the course of performing his duties hereunder with the Company's express written consent, for himself or any other person, use or disclose to anyone, exclusive of Company employees, agents, or independent consultants to the Company or any of its subsidiaries or Affiliates of the Company, any Confidential Information;

provided, however, that Consultant may disclose Confidential Information which
--------  -------
(i) have become generally available to the public other than as a result of a breach of this Agreement by Consultant or (ii) Consultant is compelled to disclose pursuant to an order by a court of competent jurisdiction, provided, that, if Consultant is so required to disclose any Confidential Information by court order, Consultant shall provide advance written notice to the Company, to the extent possible, to allow the Company to seek an appropriate protective order therefor. Consultant agrees that, upon termination of the Engagement Period, all Confidential Information in his possession or control that is in written, electronic or other tangible form (together with all copies or duplicates thereof, including computer files) shall be returned to the Company and shall not be retained by Consultant or furnished to any third party, in any form.

            c. Non-Solicitation of Employees. In addition, Consultant hereby
               -----------------------------
agrees that from the date hereof and continuing for a period of one (1) year (the "Non-Compete Period"), Consultant will not, and will cause his Affiliates not to, directly or indirectly, solicit or hire for employment any person who was employed by the Company or any Subsidiary at any time within one (1) year prior to the time of the act of solicitation.

            d. Non-competition. Consultant agrees that during a one (1) year
               ---------------
period commencing on the date hereof, neither Consultant nor any Affiliate of Consultant will, directly or indirectly: (i) become a stockholder, director, officer, agent, partner or employee of, or otherwise hold any ownership interest in, any person, firm or entity engaged in any Competitive Business (as defined below), engage as a sole proprietor in any Competitive Business, act as a consultant to or assist any of the foregoing or otherwise engage or participate in any Competitive Business; (ii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company or any Subsidiary which were contacted, solicited or served by the Consultant while engaged by the Company or any Subsidiary or learned of by the Consultant as a result of his engagement by the Company or any Subsidiary; (iii) interfere in any manner in the relationships between the Company and its supplier or (iv) disparage the Company or any Subsidiary, or any of their respective shareholders, directors, officers, employees or agents; provided,
                                                                   --------
however, that the foregoing shall not prohibit the ownership by Consultant of
-------
less than three percent (3%) of the outstanding shares of the stock of any corporation engaged in any Competitive Business, which shares are regularly traded on a national securities exchange or in any over-the-counter market. For the purpose hereof, "Competitive Business" means the ownership, operation, development, franchise or management of Mexican quick service restaurants within the United States that compete with the Company in theme, menu or design as of the date hereof. The Company agrees not to disparage the Executive during the term of this Agreement.

            e. Consideration, Relief, Reformation; Severability. The Company has
               ------------------------------------------------
specifically bargained for the covenants set forth in this Section 6 in consideration for the compensation, experience, and information that Consultant will gain or receive in connection with his engagement by the Company. Consultant agrees that the covenants set forth herein will not preclude Consultant from engaging in any lawful profession, trade or business or from being gainfully employed necessary to provide Consultant, his family members and dependents a standard of living to which he and they have been accustomed and may expect. Consultant acknowledges and agrees that the restrictive covenants in this Section 6 have been specifically negotiated, are reasonable in all respects, including, without limitation, their geographic scope and duration, and may be enforced by specific performance or otherwise. Consultant shall not raise any issue of reasonableness as a defense in any proceeding to enforce any of such covenants. Notwithstanding the foregoing, in the event that a covenant included in this Agreement shall be deemed by any court to be unreasonably broad in any respect, it shall be modified or limited in its geographic scope, duration or otherwise to the extent necessary to make it reasonable while preserving its restrictive nature to the maximum degree possible and shall be enforced accordingly; provided, however,
                                                           --------  -------
that, if, notwithstanding the foregoing, a court of competent jurisdiction shall hold any of the covenants contained in Subsections (a), (b) and (c) to be unenforceable (as so modified), then the unenforceable covenant shall be deemed eliminated from the provisions of this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining covenants to be enforced so that the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby.

             f. Remedies. Consultant acknowledges that any material breach of
                --------
this Section 6 will cause irreparable harm to the Company, that such harm will be difficult if not impossible to ascertain, and that the Company shall be entitled to equitable relief, including injunction, against any actual or threatened breach hereof, without bond and without liability should such relief be denied, modified or vacated. Neither the right to obtain such relief nor the obtaining of such relief shall be exclusive of or preclude the Company from any other remedy.

         7.  Dispute Resolution.
             ------------------

             a. Procedures and Scope of Arbitration. Except for any controversy
                -----------------------------------
or claim seeking equitable relief pursuant to Section 6 of this Agreement, all controversies and claims arising under or in connection with this Agreement or relating to the interpretation, breach or enforcement thereof and all other disputes between the parties, shall be resolved by expedited, binding arbitration, to be held in California in accordance with the National Rules of the American Arbitration Association governing employment disputes (the "National Rules").

             b. Attorney's Fees. The party against whom an arbitrator enters an
                ---------------
adverse fording pursuant to subsection (a) above shall pay the reasonable legal fees and expenses of the prevailing party.

         8.  Assignment. The rights and benefits of Consultant hereunder are not
             ----------
assignable whether by voluntary or involuntary assignment or transfer. This Agreement shall be binding upon and inure to the benefit of the successors of the Company and shall be assignable by the Company only to the entity acquiring substantially all of the assets of the Company.

         9.  Waiver of Breach. A waiver by the Company or Consultant of a breach
             ----------------
of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

         10. Entire Agreement. This instrument contains the entire agreement of
             ----------------
the parties with respect to the subject matter hereof and supersedes any prior agreements of the parties with respect to the subject matter hereof. It may be changed only by an agreement in writing signed by a party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

         11. Applicable Law. The terms and conditions of this Agreement shall be
             --------------
governed by and construed in accordance with the laws of the State of California.

         12. Conflicts. To the extent any term or condition of any agreement to
             ---------
which Consultant is a party or is bound conflicts with any term or condition herein, the term or condition herein shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        FRESH ENTERPRISES, INC.

                                        By  /s/ Frank M. Vest. Jr.
                                            ____________________________________
                                            Name:   Frank M. Vest, Jr.
                                            Title:  Secretary

                                        /s/ Greg Dollarhyde
                                        ________________________________________
                                        GREG DOLLARHYDE

                                   Schedule 1
                                   ----------

           Fiscal Year                                Budgeted EBITDA
           -----------                                ---------------

              1999                                      $ 1,832,000

              2000                                      $ 3,499,000

              2001                                      $ 6,744,000

              2002                                      $11,895,000